UBS Select Prime Institutional Fund
UBS Select Prime Preferred Fund
UBS Select Prime Investor Fund
UBS Select Prime Capital Fund
Supplement to the Statement of Additional Information (“SAI”)
Dated August 27, 2010, as previously supplemented

March 10, 2011

Dear Investor:

The purpose of this supplement is to provide you with information regarding the intention of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select Prime Capital Fund (the “Funds”), separate series of UBS Money Series, to invest to a limited degree in Rule 2a-7 eligible tax-exempt instruments when the Funds’ investment advisor, UBS Global Asset Management (Americas) Inc., believes such investments provide attractive investment opportunities (for example, indirect exposure to certain high quality banks that provide letters of credit or other enhancements to those tax-exempt instruments).

Investments in municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact a Fund’s net asset value and/or the distributions paid by the Fund. Municipalities continue to experience difficulties in the current economic environment.

Investment in such tax-exempt instruments is currently permitted under each Fund’s investment policies; however, the Funds have not historically made investments in such instruments.

As a result of this, the SAI is hereby revised as follows:

The following is added at the end of the second paragraph in the section captioned “The funds and their investment policies — UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select Prime Capital Fund.” on page 2 of the SAI:

Each fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS464